                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):  December 19, 2001


                                  DYNEGY INC.
             (Exact Name of Registrant as Specified in its Charter)



          ILLINOIS                   1-15659                74-2928353
  (State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)

            1000 LOUISIANA, SUITE 5800
                 HOUSTON, TEXAS                            77002
    (Address of Principal Executive Offices)             (Zip Code)


      Registrant's telephone number, including area code:  (713) 507-6400

ITEM 5.  OTHER EVENTS

     On December 19, 2001, Dynegy Inc., an Illinois corporation (the "Company"), entered into an Underwriting Agreement, a copy of which is attached as Exhibit
1.1 hereto and incorporated herein by reference, with the underwriter named therein relating to the offer and sale of up to 27,500,000 shares (including 2,500,000 shares subject to the underwriter's over-allotment option) of the Company's Class A common stock, no par value per share (the "Class A Common Stock"), in a public offering (the "Offering"). The Class A Common Stock was registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statements on Form S-3 (File Nos. 333-66088 and 333-46634) (collectively, the "Registration Statement"). On December 20,
2001, the underwriter exercised its over-allotment option in full. The closing respecting the sale of the 27,500,000 shares of Class A common stock by the Company occurred on December 26, 2001.

     The Company files herewith Exhibit 1.1 listed in Item 7(c) below relating to the Registration Statement as filed with the Securities and Exchange Commission on July 27, 2001, as amended.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements - Not applicable

(b)  Pro-Forma Financial Information - Not applicable

(c)  Exhibits

1.1 Underwriting Agreement dated as of December 19, 2001 between the Company and the underwriter named therein.

99.1   Press release.

99.2   Press release.

ITEM 9.  REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     The Company files herewith two press releases, attached as Exhibit 99.1 and
99.2 hereto and incorporated herein by reference, issued by the Company on December 19, 2001 and December 20, 2001, respectively. The press releases relate to the Company's expanded commercial relationship with ChevronTexaco, the Offering and guidance regarding year 2002 earnings.

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Uncertainty of Forward-Looking Statements and Information.

     Dynegy's reports, filings and other public announcements often include statements reflecting assumptions, expectations, projections, intentions or beliefs about future events. These statements are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "project," "forecast," "may," "will," "should," "expect" and other words of similar meaning. In particular, these include, but are not limited to, statements relating to the following:

     .  Projected operating or financial results;

     . Expectations regarding capital expenditures, dividends and other payments;

     . Pending or recent acquisitions, including the anticipated closing date, expected cost savings or synergies and the accretive or dilutive impact of an acquisition on earnings;

     . Expectations regarding transaction volume and liquidity in wholesale energy markets in the U.S. and Europe;

     . Beliefs or assumptions about the outlook for deregulation of retail and wholesale energy markets in the U.S. and Europe and anticipated business developments in such markets;

     . Dynegy's ability to effectively compete for market share with industry participants;

     .  Beliefs about the outcome of legal and administrative proceedings;

     . The expected commencement date for commercial operations for new power plants; and

     . Anticipated developments with respect to demand for broadband services and applications and Dynegy's strategic plans in connection therewith.

     Any or all of Dynegy's forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties, including the following:

     . The timing and extent of changes in commodity prices for energy, particularly natural gas, electricity and NGLs, or communications products or services;

     . The timing and extent of deregulation of energy markets in the U.S. and Europe and the rules and regulations adopted on a transitional basis in such markets;

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 .  The condition of the capital markets generally, which will be affected by interest rates, foreign currency fluctuations and general economic conditions, as well as Dynegy's ability to maintain its investment grade credit ratings;

 . The effectiveness of Dynegy's risk-management policies and procedures and the ability of Dynegy's trading counterparties to satisfy their financial commitments;

 . The liquidity and competitiveness of wholesale trading markets for energy commodities, including the impact of electronic or online trading in these markets;

 . Operational factors affecting the start up or ongoing commercial operations of Dynegy's power generation or midstream natural gas facilities, including catastrophic weather related damage, unscheduled outages or repairs, unanticipated changes in fuel costs or availability, the unavailability of gas transportation, the unavailability of electric transmission service or workforce issues;

 . Uncertainties regarding the development of, and competition within, the market for broadband services in the U.S. and Europe, including risks relating to competing technologies and standards, regulation, capital costs and the timing and amount of customer demand for high bandwidth applications;

 . Cost and other effects of legal and administrative proceedings, settlements, investigations and claims, including environmental liabilities that may not be covered by indemnity or insurance;

 . Other U.S. or European regulatory or legislative developments that affect the demand for energy generally, increase the environmental compliance cost for Dynegy's power generation or midstream gas facilities or impose liabilities on the owners of such facilities; and

 . General political conditions, including any extended period of war or conflict involving the U.S. or Europe.

     Many of these factors will be important in determining Dynegy's actual future results. Consequently, no forward-looking statement can be guaranteed. Dynegy's actual future results may vary materially from those expressed or implied in any forward-looking statements.

     All of Dynegy's forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date of this report.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      DYNEGY INC.


Dated:  December 26, 2001             By: /s/ J. Kevin Blodgett
                                         --------------------------------
                                      Name:  J. Kevin Blodgett
                                      Title: Assistant Secretary

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                                 EXHIBIT INDEX


  EXHIBIT NUMBER                         DESCRIPTION
-----------------                        ------------
      1.1             Underwriting Agreement dated as of December 19, 2001 between the
                      Company and the underwriter named therein.

     99.1             Press release.

     99.2             Press release

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